UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 1, 2026 (March 3, 2026)

Date of report (Date of earliest event reported)

INVECH HOLDINGS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-25553	41-4348617
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1603 Capitol Ave

Suite 413 PMB 1777

Cheyenne, WY 82001

(Address of Principal Executive Offices) (Zip Code)

(302) 553-5205

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Invech Holdings, Inc. (“Company”) is filing an update to its Current Report on Form 8-K filed with the Securities and Exchange Commission on March 4, 2026 (the “Original Form 8-K”) solely for the purpose of updating Items 1.01 and 2.01, as reflected in Items 1.01 and 2.01 below, to reflect changes in the terms of the original agreement dated March 3, 2026 between Andrew Chase Cochran and the Company. Other than as set forth in this Explanatory Note, this amendment does not amend any other disclosures in the Original Form 8-K.

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Item 1.01 Entry into a Material Definitive Agreement.

On June 1, 2026, Invech Holdings, Inc. (the “Company”) and Andrew Chase Cochran (“Cochran”) entered into a Settlement Agreement (“Settlement Agreement”) to change the purchase price of the asset purchased in their agreement dated March 3, 2026 (“Purchase Agreement”), to reduce the purchase price by fifty percent. Since the purchase price was paid by a convertible promissory note, the amount of that nose has now been reduced by fifty percent and the amount of IVHI common shares the original note amount was convertible into has also been reduced by fifty percent. The Purchase Agreement is reflected in the Company’s 10-Q for the period ending March 31, 2026.

The foregoing information is a summary of the Settlement Agreement involved in the transaction described above, is not complete, and is qualified in its entirety by reference to the full text of the Agreement which is attached as exhibit 10.1 to this Current Report on Form 8-K. Readers should review the Settlement Agreement for a complete understanding of the terms and conditions of the transaction described above.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information provided in Item 1.01 of this Current Report on Form 8-K related to the aforementioned Purchase Agreement and Note is incorporated by reference into this Item 2.01.

On March 3, 2026, the Company completed and closed the transaction with the Seller contemplated by the Purchase Agreement, On June 1, 2026 the Company and Cochran entered into a Settlement Agreement to change the purchase price of the asset purchased to a purchase price of $225,000 USD.

Consistent with the change in the purchase price of the asset, the purchase price promissory note given by the Company in payment of the purchase price has been changed to $225,000 USD, and the number of IVHI common shares the purchase price promissory note became convertible into is now 5,000,000 IVHI common shares.

The foregoing information is a summary of the Agreement and the Note involved in the transaction described above, is not complete, and is qualified in its entirety by reference to the full text of the Agreement and the Note, which are attached as exhibits to this Current Report on Form 8-K. Readers should review the Agreement and the Note for a complete understanding of the terms and conditions of the transaction described above.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Settlement Agreement between the Company and Cochran dated June 1, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 4, 2026

INVECH HOLDINGS, INC.

By:	/s/ Alexander M. Woods-Leo
Name:	Alexander M. Woods-Leo
Title:	Chief Executive Officer

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